Exhibit 10.2

Tenth Amendment to Credit Agreement

This Tenth Amendment to Credit Agreement (“Tenth Amendment”), dated as of the 28th day of December, 2015, by and between BENJAMIN MARCUS HOMES, L.L.C. (“BMH”), a Pennsylvania limited liability company, INVESTOR’S MARK ACQUISITIONS, LLC (“IMA”), a Delaware limited liability company (each a “Borrower Party” and collectively, the “Borrower Parties”), and Mark L. Hoskins (“Hoskins”), an individual residing in the Commonwealth of Pennsylvania,

AND

SHEPHERD’S FINANCE, LLC, a Delaware limited liability company (“Lender”).

WITNESSETH:

WHEREAS, the parties entered into that certain Credit Agreement dated December 30, 2011 as amended by the First Amendment to Credit Agreement dated December 26, 2012, the Second Amendment to Credit Agreement dated April 17, 2013, the Third Amendment to Credit Agreement dated July 24, 2013, the Fourth Amendment to Credit Agreement dated September 27, 2013, the Fifth Amendment to Credit Agreement dated December 30, 2013, the Sixth Amendment to Credit Agreement dated March 27, 2014, the Seventh Amendment to Credit Agreement dated December 31, 2014, the Eighth Amendment to Credit Agreement dated March 25, 2015 and the Ninth Amendment to Credit Agreement dated June 26, 2015 (collectively the “Credit Agreement”); and

WHEREAS, the parties wish to further amend the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

1.           Defined Terms. Capitalized terms used herein and not defined herein shall have the meanings set forth in the Credit Agreement.

2.	Modifications.

A.	The chart in Section 2.05(f) will have the last three lines removed, and the following added:

December 1, 2013 – May 31, 2015	$4,750,000

June 1, 2015 – October 15, 2016	$6,131,000

October 16, 2016 – March 15, 2017	$5,931,000

March 16, 2017 – September 15, 2017	$5,231,000

September 16, 2017 – thereafter	$4,600,000

B.	Upon each closing of a lot sold by IMA in the Tuscany subdivision or any subdivisions thereof and each lot sold by BMH in the Hamlets of Springdale subdivision phases 3, 4 and 5 pursuant to the Credit Agreement, a Borrower Party shall pay $10,000 to Lender for the purchase of 1/10th of a Series B Cumulative Redeemable Preferred Unit in Lender.

C.	Lender shall record all Series B Cumulative Redeemable Preferred Units purchased by a Borrower Party pursuant to this Tenth Amendment in the company records of the Lender and the Borrower Parties acknowledge and agree that no certificates or other evidence of the purchase or existence of such Units need be given or issued by the Lender.

D.	The Borrower Parties acknowledge and agree that all Series B Cumulative Redeemable Preferred Units purchased by a Borrower Party pursuant to this Tenth Amendment will be made pursuant to that certain Series B Cumulative Redeemable Preferred Unit Purchase Agreement dated the date hereof and subject to all applicable restrictions, terms, and conditions contained in the Amended and Restated Limited Liability Company Agreement dated as of March 29, 2012, as amended.

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3.            Miscellaneous. This Tenth Amendment to the Credit Agreement, and all other terms and conditions of the Credit Agreement not specifically amended by this Tenth Amendment shall continue and remain in full force and effect. No variation, modification, or amendment to this Tenth Amendment shall be deemed valid or effective unless and until it is signed by the parties hereto. This Tenth Amendment may be executed in counterparts, each of which once so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties have caused this Tenth Amendment to be duly and properly executed as of the date first above written.

The Borrower Parties:

Benjamin Marcus Homes, L.L.C.:

By:	/s/ Mark L. Hoskins
Name:	Mark L. Hoskins
Title:	Member

Investor’s Mark Acquisitions, LLC:

By:	/s/ Mark L. Hoskins
Name:	Mark L. Hoskins
Title:	Member

MARK L. HOSKINS INDIVIDUALLY:

By:	/s/ Mark L. Hoskins
Name:	Mark L. Hoskins

Lender:

Shepherd’s Finance, LLC

By:	/s/ Daniel M. Wallach
Name:	Daniel M. Wallach
Title:	Chief Executive Officer

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The Guarantors join in the execution of this Tenth Amendment to evidence their agreement to the applicable provisions of this Tenth Amendment.

GUARANTORS:

Benjamin Marcus Homes, L.L.C.:

By:	Mark L. Hoskins
Name:	Mark L. Hoskins
Title:	Member

Investor’s Mark Acquisitions, LLC:

By:	Mark L. Hoskins
Name:	Mark L. Hoskins
Title:	Member

MARK L. HOSKINS INDIVIDUALLY:

By:	Mark L. Hoskins
Name:	Mark L. Hoskins

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